SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN SELECT MONEY MARKET FUND
                  EVERGREEN SELECT TREASURY MONEY MARKET FUND
                  EVERGREEN SELECT MUNICIPAL MONEY MARKET FUND
                                 (THE "FUNDS")


For Evergreen Select Money Market Fund and Evergreen Select Treasury Money Market Fund:

         Effective March 4, 1998, the section of each of the prospectuses entitled Additional Purchase Information under "PURCHASE AND REDEMPTION OF SHARES - HOW TO BUY SHARES" is supplemented to read as follows with respect to purchases of shares of the Funds:

         Shares purchased via telephone will receive the dividend declared on that day if the telephone order is placed by 3:00 p.m. for Evergreen Select Money Market Fund, and by 3:30 p.m. for Evergreen Select Treasury Money Market Fund, and federal funds are received the same day by 4:00 p.m. (Eastern time).


For Evergreen Select Municipal Money Market Fund:

         Effective July 11, 1997, the second and third paragraphs under the "Investment Objectives and Policies" section relating to the Fund under "Description of the Funds" are hereby replaced in their entirety with the following:

         The Fund will invest in Municipal Obligations that are determined to present minimal credit risk and are, at the time of acquisition, eligible securities under Rule 2a-7 of the Investment Company Act of 1940, as amended ("Rule 2a-7"). The Fund will also comply with the diversification requirements prescribed by Rule 2a-7. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in Municipal Obligations, the interest from which is not subject to federal alternative minimum tax.


March 10, 1998


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